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                                                      Exhibit 10.38

                                                      Number: 515
                                                      Page: 1 of 2
                                                      Date: 2/2/98
                                                      Approvals: /s/ J.L. Dwight

pcd Policies and Procedures
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Subject:

          MANAGEMENT INCENTIVE PLAN
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          POLICY:

          I.   OBJECTIVE

          The objective of the Management Incentive Plan (the "Plan") is to motivate and reward Key Employees for their efforts in achieving goals and objectives set by the management and approved by the Board of Directors of PCD Inc. by the payment of Incentive Bonuses based on the Company's annual earnings.

          II.  THE AWARDING OF INCENTIVE BONUSES BY THE BOARD OF DIRECTORS

          Incentive bonuses shall be paid in accordance with the standards described herein under. Notwithstanding the availability of monies for the Incentive Fund in any year, the payment of Incentive Bonuses shall remain within the sole discretion of the Board of Directors of the Company.

          III. ELIGIBILITY UNDER THE INCENTIVE PLAN

          Eligibility for bonuses under the Plan is restricted to the officers and employees recommended by the President and approved by the Board of Directors. Only employees holding positions considered to substantially contribute to the Company's growth and success, by way of responsibility and/or authority, may be eligible for bonuses under the Plan. Participants must be in the employ of the company at the time Incentive Bonuses are paid in order to validate their eligibility. Employees who are eligible under the Plan are herein referred to as Key Employees.

          IV.  INCENTIVE BONUS RANGES FOR KEY EMPLOYEES

          The "range of bonus as a percent of salary" is scaled to reward Key Employees according to their influence on the growth and profitability of the Company. While individual performance is primary in determining the level of Incentive Bonuses, the range of bonus payout is governed by the following criteria:

               1. In the Key Employee's profit center, profit for the year must equal at least 80% of the budgeted results for the operating year for the plan to be actuated.

               2. Participants in the plan are eligible for maximum bonus payments when their profit center reached 120% of both budgeted operating profit and EVA.


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pcd Policies & Procedures                        Number: 515
-------------------------                        Page: 2 of 2
                                                 Date: 2/2/98
                                                 Approvals: /s/ J.L. Dwight

Subject:

          V. AWARDING OF INCENTIVE BONUSES

          At the beginning of each fiscal year the Company President shall determine which employees qualify as Key Employees and shall notify them that they are eligible under the Plan.

          Based on preliminary or estimated financial statements of the Company for the fiscal year just completed, the President shall report to the Compensation Committee of the Board of Directors the percentage of Incentive Bonus he recommends for each Key Employee.

          The President's recommendations shall be based on the following factors:

          1. The overall profitability of the Company and the profitability of the specific profit center that the Key Employee works in.

          2. Performance evaluation based on EVA calculations for both the company and the Key Employee's profit center.

          3. Evaluation of individual Key Employee performance in their day-to-day activities, corporate goals and core competencies. The evaluation of corporate goals and core competencies will take into account the number which the individual participated in, their degree of difficulty and the rate of successful completion.

          The Compensation Committee shall evaluate the President's recommendations and offer its proposals for approval by the Board of Directors of the Company. Notwithstanding Board approval, the amount of the Incentive Bonuses shall be subject to revision in the event the final audited financial statements reveal lower profits than estimated for purposes of setting Incentive Bonuses.

          VI.  PAYMENT OF INCENTIVE BONUSES

          Incentive Bonuses shall be paid in full by corporate check as soon as practicable after the receipt of the company's audited financial statements and verification of the Company's profitability.

          VII.  EFFECTIVE DATE OF THE PLAN

          The Plan has been ratified by the Board of Directors and shall be effective as of January 1, 1998.

          VIII. AMENDMENTS TO THE PLAN

          The Plan may be amended, suspended or reinstated, in whole or in part, at any time, by the Board of Directors of the Company.